UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  October 9, 2007

TONGA CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	000-50619	84-1069035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2600 S. Shore Blvd, Suite 100, League City, TX 77573

 (Address of Principal Executive Offices) (Zip Code)

(281) 334-5161
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

The Company has released the presentation which is contained on attached Exhibit 99.1, about the Company to its shareholders and to market interested persons or entities.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 - Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TONGA CAPITAL CORPORATION

By: /s/ Barent W. Cater
Barent W. Cater, President and
Chief Executive Officer
Date: October 9, 2007